FIRST AMENDMENT TO
STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment") is adopted as of the 30th day of January, 2023 (the "Effective Date"), by and among Oncocyte Corporation, a California corporation ("Seller"), Dragon Scientific, LLC, a Delaware limited liability company ("Buyer"), and Razor Genomics, Inc., a Delaware corporation ("Company"). Seller, Company, and Buyer are referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement (as hereinafter defined).

WHEREAS, Buyer, Seller and the Company have entered into that certain Stock Purchase Agreement, dated as of December 15, 2022 (the "Stock Purchase Agreement"), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, the Purchased Shares of the Company; and

WHEREAS, Section 3.1(e) of the Stock Purchase Agreement stipulates that under certain circumstances Buyer or Seller may terminate the Stock Purchase Agreement after February 1, 2023; and

WHEREAS, since all Parties continue to use good faith efforts to consummate the transactions contemplated under the Stock Purchase Agreement, the Parties wish to modify Section 3.1(e) of the Stock Purchase Agreement to provide that such a termination may not occur until a later date.

NOW THEREFORE, each of the Parties, who acknowledge that this Amendment is undertaken in accordance with Section 9.6 of the Stock Purchase Agreement, hereby agree as follows:

1. Section 3.1(e) of the Stock Purchase Agreement is hereby amended by deleting the date "February 1, 2023" and substituting in its stead the date "February 15, 2023".

2. Except as set forth in this Amendment, the Stock Purchase Agreement, as modified hereby, remains in full force and effect.

3. The provisions of Sections 9.1, 9.2, 9.4, 9.5, 9.6, 9.10. 9.11, 9.13 and 9.14 of the Stock Purchase Agreement are deemed incorporated into, and made a part of, this Amendment, *mutatis mutandis*.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to Stock Purchase Agreement to be duly adopted, executed and delivered as of the date set forth above.

BUYER:

DRAGON SCIENTIFIC, LLC

By: */s/ Michael Mann*
Name: Michael Mann
Title: Managing Member

SELLER:

ONCOCYTE CORPORATION

By: */s/ Josh Riggs*
Name: Josh Riggs
Title: Chief Executive Officer

COMPANY:

RAZOR GENOMICS, INC.

By: */s/ Josh Riggs*
Name: Josh Riggs
Title: Chief Executive Officer